UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22466

Agility Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Agility Multi-Asset Income Fund

Financial Statements

For the Year Ended September 30, 2019

With Report of Independent Registered Public Accounting Firm

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (888) 449-4909. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.

You can inform the Fund or your financial intermediary, as applicable, that you wish to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply the Fund and all funds held through your financial intermediary, as applicable.

Agility Multi-Asset Income Fund

Table of Contents
For the Year Ended September 30, 2019

Schedule of Investments	2-6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9-10
Statement of Cash Flows	11
Financial Highlights	12-13
Notes to Financial Statements	14-23
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25-31

Agility Multi-Asset Income Fund

Schedule of Investments

As of September 30, 2019

Strategy	Investments	Shares	Cost	Fair Value
	Investment Funds — 87.42%
	Exchange Traded Funds — 5.91%
	Equity — 5.91%
	First Trust North American Energy Infrastructure Fund	480,263	$11,491,877	$12,289,930

	Mutual Funds — 25.65%
	Equity — 7.11%
	Lazard Global Listed Infrastructure Portfolio	962,549	13,841,126	14,784,760
	Fixed Income — 18.54%
	GMO Emerging Country Debt Fund	976,554	27,059,508	27,079,854
	Harbor High-Yield Bond Fund	1,163,579	11,424,582	11,484,526
			38,484,090	38,564,380
	Total Mutual funds		52,325,216	53,349,140
	Private Investment Funds — 55.86%
	Fixed Income — 50.02%
	ArrowMark Income Opportunity Fund QP, Ltd.		20,293,530	19,071,561
	Beach Point Dynamic Income Offshore Fund, Ltd.		20,994,591	28,546,370
	Good Hill Overseas Fund Ltd		6,381,522	8,399,761
	Hudson Bay International Fund Ltd.		10,000,000	10,064,928
	MAM Corporate Loan Feeder Fund		9,817,010	10,073,612
	Melody Special Situations Offshore Credit Fund L.P.		10,871,674	12,087,955
	Shenkman Opportunistic Credit Fund, Ltd.		15,000,000	15,824,503
			93,358,327	104,068,690
	Reinsurance — 5.84%
	Aeolus Property Catastrophe Keystone PF Fund L.P.		13,875,930	12,162,419
	Total Private Investment Funds		107,234,257	116,231,109
	Total Investments in Investment Funds		171,051,350	181,870,179
	Investments in Securities — 12.53%
	Common Stocks — 12.53%
	Switzerland — 0.18%
	Industrial — 0.18%
	Garmin, Ltd.	4,330	271,545	366,708
	United Kingdom — 0.45%
	Consumer, Non-cyclical — 0.45%
	Nielsen Holdings PLC	43,880	1,032,147	932,450
	United States — 11.90%
	Basic Materials — 0.81%
	Eastman Chemical Co.	4,720	374,858	348,477
	Olin Corp.	17,840	373,723	333,965
	Southern Copper Corp.	29,530	1,012,045	1,007,859

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments
As of September 30, 2019 (continued)

Strategy	Investments	Shares	Cost	Fair Value
	Investments in Securities — 12.53% (continued)
	Common Stocks — 12.53% (continued)
	Communications — 0.50%
	The Interpublic Group of Cos, Inc.	48,230	$1,084,532	$1,039,839
	Consumer, Cyclical — 2.13%
	Carnival Corp.	20,160	1,089,973	881,193
	General Motors Co.	9,440	346,610	353,811
	Genuine Parts Co.	11,060	1,082,194	1,101,465
	MSC Industrial Direct Co, Inc.	4,430	370,973	321,308
	PACCAR, Inc.	15,660	1,110,943	1,096,356
	Penske Automotive Group, Inc.	8,210	375,224	388,169
	Tapestry, Inc.	11,470	438,369	298,793
	Consumer, Non-Cyclical — 2.31%
	Amgen, Inc.	6,230	1,135,724	1,205,567
	Bristol-Myers Squibb Co.	7,980	384,970	404,666
	Flowers Foods Inc	51,260	1,182,539	1,185,644
	The Hershey Co.	3,000	290,559	464,970
	The JM Smucker Co.	3,060	368,251	336,661
	Johnson & Johnson	6,150	875,519	795,687
	Whirlpool Corp.	2,680	333,082	424,405
	Energy — 0.18%
	Marathon Petroleum Corp.	6,060	302,973	368,145
	Financial — 0.64%
	The Western Union Co.	57,640	1,133,810	1,335,519
	Industrial — 1.68%
	Cummins, Inc.	2,230	375,586	362,754
	Lockheed Martin Corp.	1,110	394,314	432,967
	Packaging Corp of America	3,750	351,420	397,875
	Sonoco Products Co.	17,750	993,001	1,033,228
	United Parcel Service, Inc.	10,590	1,129,768	1,268,894
	Technology — 0.55%
	International Business Machines Corp.	7,940	1,089,236	1,154,635
	Utilities — 2.47%
	Alliant Energy Corp.	7,860	346,123	423,890
	Consolidated Edison, Inc.	12,930	1,147,475	1,221,497
	Dominion Energy, Inc.	14,340	1,005,506	1,162,113
	DTE Energy Co.	8,850	950,948	1,176,696
	National Fuel Gas Co.	6,290	360,159	295,127
	New Jersey Resources Corp.	7,410	374,811	335,080
	Public Service Enterprise Group, Inc.	8,370	442,565	519,610
	Total Investments in Securities		23,931,475	24,776,023

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments
As of September 30, 2019 (continued)

Strategy	Investments	Shares	Cost	Fair Value
	Short Term Investments — 9.08%
	Money Market Funds — 9.08%
	Fidelity Investments Money Market Funds Government Portfolio - Institutional Class, 1.69%[1]	18,358,857	$18,358,857	$18,358,857
	UMB Money Market Fiduciary, 0.25%[1]	523,613	523,613	523,613
	Total Short Term Investments		18,882,470	18,882,470
	Total Investments (Cost $213,865,295) — 108.40%			225,528,672
	Liabilities in excess of other assets — (8.40%)			(17,479,279)
	Net Assets — 100%			$208,049,393

[1]	The rate is the annualized seven-day effective yield at year end.

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments
As of September 30, 2019 (continued)

FUTURES CONTRACTS
Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at September 30, 2019	Unrealized Appreciation (Depreciation)
186	CBOE VIX Future	October 16, 2019	$3,008,950	$3,185,250	$176,300
(173)	CBOE VIX Future	November 20, 2019	$(3,019,170)	(3,161,575)	(142,405)

TOTAL FUTURES CONTRACTS			$(10,220)	$23,675	$33,895

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Schedule of Investments
As of September 30, 2019 (continued)

Investment Funds by Strategy (as a percentage of net assets)
Investment Funds
Exchange Traded Funds
Equity	5.91%
Mutual Funds
Equity	7.11%
Fixed Income	18.54%
Total Mutual Funds	25.65%
Private Investment Funds
Fixed Income	50.02%
Reinsurance	5.84%
Total Private Investment Funds	55.86%
Total Investment Funds	87.42%
Investments in Securities
Common Stocks	11.90%
Short Term Investments
Money Market Funds	9.08%
Total Investments	108.40%
Other assets in excess of liabilities	(8.40)%
Total Net Assets	100%

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Assets and Liabilities

As of September 30, 2019

Assets
Investments in Investment Funds, at fair value (cost $171,051,350)	$181,870,179
Investments in securities, at fair value (cost $42,813,945)	43,658,493
Cash	36,350
Cash pledged as collateral for futures contracts	665,658
Unrealized appreciation on open futures contracts	176,300
Interest Receivable	28,866
Dividend Receivable	27,737
Prepaid expenses and other assets	80,206
Total Assets	226,543,789

Liabilities
Unrealized depreciation on open futures contracts	142,405
Payable for shares repurchased	15,942,817
Distributions payable	1,709,204
Management fees payable	275,912
Professional fees payable	120,233
Subscriptions received in advance	100,000
Accounting and administration fees payable	94,575
Investor Distribution and Servicing Fees payable (Class A)	41,796
Transfer agent fees payable	37,020
Accounts payable and other accrued expenses	30,434
Total Liabilities	18,494,396
Net Assets	$208,049,393

Composition of Net Assets:
Paid-in capital	$229,820,427
Total distributable earnings (accumulated deficit)	(21,771,034)
Net Assets	$208,049,393

Net Assets Attributable to:
Class A Shares	$22,282,088
Class I Shares	185,767,305
$208,049,393

Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
Class A Shares	22,914
Class I Shares	182,631
205,546

Net Asset Value per Share:
Class A Shares	972.41
Class I Shares	1,017.17

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Operations

For the Year Ended September 30, 2019

Investment Income
Dividend income	$8,528,466
Interest income	488,630
Total Income	9,017,096

Expenses
Management fees	2,366,744
Administrative and custodian fees	398,540
Professional fees	372,496
Investor Distribution and servicing fees (Class A)	180,700
Chief Compliance Officer fees	73,149
Fund Board fees and expenses	32,447
Other operating expenses	298,727
Total Expenses, before interest expense	3,722,803
Interest expense	6
Total Expenses	3,722,809

Net Investment Income	5,294,287

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain on investments	7,474,431
Net realized gain on futures contracts	245,502
Net change in unrealized appreciation (depreciation) on investments	(5,542,432)
Net change in unrealized appreciation on futures contracts	33,895
Net Realized Gain and Change in Unrealized Appreciation on Investments	2,211,396

Net Increase in Net Assets Resulting from Operations	$7,505,683

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Changes in Net Assets Resulting from Operations
Net investment income	$5,294,287	$4,287,471
Net realized gain on investments and futures contracts	7,719,933	9,944,752
Net change in unrealized depreciation on investments and futures contracts	(5,508,537)	(8,613,092)
Net Change in Net Assets Resulting from Operations	7,505,683	5,619,131

Distributions to Shareholders
Class A	(851,765)	(1,307,681)
Class I	(7,766,408)	(11,446,566)
Net Change in Net Assets from Distributions to Shareholders	(8,618,173)	(12,754,247)

Change in Net Assets Resulting from Capital Transactions
Class A
Proceeds from issuance of shares	519,559	2,632,840
Reinvested distributions	434,042	783,943
Cost of shares repurchased	(6,346,861)	(6,994,560)
Early withdrawal fees	12,018	1,738
Total Class A Transactions	(5,381,242)	(3,576,039)

Class I
Proceeds from issuance of shares	4,358,941	18,088,660
Reinvested distributions	1,997,952	3,063,310
Cost of shares repurchased	(79,117,558)	(48,089,265)
Early withdrawal fees	42,581	16,063
Total Class I Transactions	(72,718,084)	(26,921,232)

Net Change in Net Assets Resulting from Capital Transactions	(78,099,326)	(30,497,271)

Total Net Decrease in Net Assets	(79,211,816)	(37,632,387)

Net Assets
Beginning of year	287,261,209	324,893,596
End of year	$208,049,393	$287,261,209

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Shareholder Activity
Class A Shares
Shares sold	538	2,671
Reinvested distributions	468	796
Shares repurchased	(6,677)	(7,192)
Net Change in Class A Shares Outstanding	(5,671)	(3,725)

Class I Shares
Shares sold	4,396	18,363
Reinvested distributions	2,073	3,011
Shares repurchased	(79,522)	(48,331)
Net Change in Class I Shares Outstanding	(73,053)	(26,957)

Total Change in Shares Outstanding	(78,724)	(30,682)

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Statement of Cash Flows

For the Year Ended September 30, 2019

Cash Flows From Operating Activities
Net increase in net assets from operations	$7,505,683
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized (gain) loss from investments	(7,474,431)
Net change in unrealized (appreciation)/depreciation	5,542,432
Purchases of investments in Investments Funds	(27,015,032)
Purchases of investments in securities	(38,182,977)
Purchases of short term investments	(50,220,815)
Sales of investments in Investments Funds	86,852,147
Sales of investments in securities	39,883,257
Sales of short term investments	31,338,346
(Increase)/Decrease in Assets:
Decrease in receivable in Investment Funds sold	12,123,645
Increase in unrealized appreciation on open futures contracts	(176,300)
Decrease in dividends receivable	224,857
Decrease in interest receivable	7,602
Decrease in prepaid expenses and other assets	47,996
Increase/(Decrease) in Liabilities:
Decrease in payables for investments in securities purchased	(169,798)
Increase in unrealized depreciation on open futures contracts	142,405
Increase in management fees payable	21,130
Decrease in Investor Distribution and Servicing Fees payable	(7,767)
Decrease in Fund Board fees and expenses payable	(9,000)
Increase in professional fees payable	120,233
Increase in accounting and administration fees payable	94,575
Increase in transfer agent fees payable	37,020
Decrease in accounts payable and other accrued expenses	(168,562)
Net Cash Provided by Operating Activities	60,516,646

Cash Flows from Financing Activities
Proceeds from issuance of shares (net of change in subscriptions received in advance of $(105,000))	4,773,500
Distributions to shareholders (net of change in distributions payable of $(245,796))	(6,431,975)
Payments for shares repurchased, (net of change in payable for shares repurchased of (2,128,250))	(87,592,669)
Early withdrawal fees	54,599
Net Cash Used in Financing Activities	(89,196,545)

Cash and cash equivalents
Net change in cash and cash equivalents	(28,679,899)
Cash and cash equivalents at beginning of year	29,381,907
Cash and cash equivalents at end of year	$702,008
Supplemental disclosure of cash flow information:
Reinvested distributions	$2,431,994
Cash paid during the year for interest expense	$6

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Financial Highlights

Class A Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year.

	Class A Shares
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
Per Share Operating Performance:
Net Asset Value, beginning of year	$976.28	$1,004.04	$990.58	$952.94		$1,072.60
Activity from investment operations:(1)
Net investment income (loss)	14.41	7.32	5.14	6.31	(2)	(0.48	)(2)
Net realized and unrealized gain (loss) on investments	11.98	4.98	59.92	66.79	(2)	(74.75	)(2)
Total from investment operations	26.39	12.30	65.06	73.10		(75.23)

Distributions to shareholders
From net investment income	(30.72)	(40.06)	(51.60)	(27.12)		(14.98)
From net realized gains	—	—	—	(8.34)		(29.45)
Total distributions to shareholders	(30.72)	(40.06)	(51.60)	(35.46)		(44.43)

Early Withdrawal Fee Proceeds(1),(6)	0.46

Net Asset Value, end of year	$972.41	$976.28	$1,004.04	$990.58		$952.94

Net Assets, end of year (in thousands)	$22,282	$27,907	$32,441	$35,779		$53,681

Ratios/Supplemental Data:
Net investment income (loss)	1.51%	0.76%	0.54%	0.76	%(2)	(0.04	)%(2)

Net Expenses (3),(4)	2.16%	2.11%	2.11%	2.03%		2.01%

Portfolio Turnover Rate	28.02%	44.33%	17.04%	39.27%		36.53%
Total Return (5)	2.94%	1.26%	6.76%	7.87%		(7.22)%

(1)	Based on average Shares outstanding throughout the period.

(2)	Amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(4)	The expense and net investment income (loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests

(5)

Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(6)	Prior to fiscal year end 2019, early withdrawal fees were not displayed

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Financial Highlights
Class I Shares

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year.

	Class I Shares
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
Per Share Operating Performance:
Net Asset Value, beginning of year	$1,014.35	$1,034.71	$1,012.31	$967.22		$1,082.51
Activity from investment operations:(1)
Net investment income	22.21	14.45	12.58	12.42	(2)	4.93	(2)
Net realized and unrealized gain (loss) on investments	12.92	5.25	61.42	68.13	(2)	(75.79	)(2)
Total from investment operations	35.13	19.70	74.00	80.55		(70.86)

Distributions to shareholders
From net investment income	(32.47)	(40.06)	(51.60)	(27.12)		(14.98)
From net realized gains	—	—	—	(8.34)		(29.45)
Total distributions to shareholders	(32.47)	(40.06)	(51.60)	(35.46)		(44.43)

Early Withdrawal Fee Proceeds(1),(6)	0.16

Net Asset Value, end of year	$1,017.17	$1,014.35	$1,034.71	$1,012.31		$967.22

Net Assets, end of year (in thousands)	$185,767	$259,355	$292,453	$289,726		$359,277

Ratios/Supplemental Data:
Net investment income (loss)	2.23%	1.44%	1.24%	1.32	%(2)	0.46	%(2)

Net Expenses (3),(4)	1.44%	1.40%	1.39%	1.42%		1.50%

Portfolio Turnover Rate	28.02%	44.33%	17.04%	39.27%		36.53%
Total Return (5)	3.67%	1.95%	7.52%	8.53%		(6.74)%

(1)	Based on average Shares outstanding throughout the period.

(2)	Amounts have been adjusted as a result of reclassifications made to decrease net investment income and increase realized gains.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(4)	The expense and net investment income (loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests

(5)

Total return based on per share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

(6)	Prior to fiscal year end 2019, early withdrawal fees were not displayed

See accompanying Notes to Financial Statements.

Agility Multi-Asset Income Fund

Notes to Financial Statements

September 30, 2019

Note 1 – Organization

Agility Multi-Asset Income Fund (formerly GAI Agility Income Fund) (the “Fund”), is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Perella Weinberg Partners Capital Management LP (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. Prior to July 1, 2019 Wells Fargo Investment Institute, Inc. served as the investment adviser to the Fund and the Adviser served as the sub-adviser to the Fund.

The principal investment objective of the Fund is to seek positive investment returns over various market cycles, with a majority of such returns derived from income. The Fund also seeks, over time, to preserve the “real purchasing power” of an investment in the Fund through capital appreciation of the Fund’s investments in an amount that is equal to or exceeds the rate of inflation (as measured by the consumer price index).

The Fund invests primarily in pooled investment vehicles, including, but not limited to, mutual funds, private investment funds and exchange traded products (collectively, “Investment Funds”). Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not expected to be affiliated with the Adviser. Exchange traded products may include exchange traded funds (“ETFs”), as well as commodity pools and other commodity-based vehicles that seek to track a commodity index or benchmark and are traded on an exchange. The Fund may also invest in exchange traded notes (“ETNs”), or invest its assets directly. Direct investments may include, among others, equity securities, other securities and other investments that are expected to generate income, as well as non-income oriented securities and investments, such as swaps or other types of derivatives for investment, hedging, risk management or other purposes. The Adviser may cause the Fund to maintain such cash holdings as the Adviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses.

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a) Valuation of Investments

The Fund values its investments in Investment Funds that are publicly traded on an active exchange or that prepare and publish a daily net asset value per share (“Mutual Funds and ETFs”) and its investments in securities that trade on active exchanges at fair value and its investments in private Investment Funds (“Private Investment Funds”) in accordance with procedures established in good faith by the Board using net asset value per share. The fair value of Mutual Funds is based on reported net asset value per share, and the fair value of ETFs and investments in securities is based on quoted market prices at the close of trading on the active exchanges on which the securities are traded on the reporting date. The fair value of a Private Investment Fund ordinarily will be the net asset value of that Private Investment Fund determined and reported by the Private Investment Fund in accordance with the valuation policies established by the Private Investment Fund and/or its investment manager, absent information indicating that such net asset value does not represent the fair value of the Private Investment Fund. The Fund could reasonably expect to receive the net asset value of its interests from the Private Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“ASC 820”) permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 2 – Significant Accounting Policies (continued)

of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A description of each investment made by the Fund by strategy can be found in the tables within the Schedule of Investments.

Due to the nature of the investments held by the Private Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Private Investment Funds and the fair value of the Fund’s interests in the Private Investment Funds. Furthermore, changes to the liquidity provisions of the Private Investment Funds may significantly impact the fair value of the Fund’s interests in the Private Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that a Private Investment Fund’s reported valuation does not represent fair value. If it is determined that the Private Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended September 30, 2019, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have a Private Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such a Private Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions, or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by CFTC Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a Commodity Futures Trading Commission (“CFTC”) disclosure document to Shareholders, nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. Although the Adviser is registered as a “commodity trading advisor” with the CFTC, it will operate the Fund pursuant to CFTC Rule 4.14(a)(8). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

(b) Federal Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required. In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of September 30, 2019.

The Fund’s income and federal excise tax returns and all financial records supporting the 2016, 2017 and 2018 returns are subject to examination by the federal and Delaware revenue authorities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of September 30, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 2 – Significant Accounting Policies (continued)

(c) Investment Transactions and Related Income

The Fund’s investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined using the first-in first-out cost basis method for financial reporting. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Statement of Operations.

(d) Cash and Cash Equivalents

Cash and cash equivalents may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.

(e) Distributions to Shareholders

The Fund intends to make regular quarterly distributions to shareholders (“Shareholders”) sourced from the Fund’s amount available for distribution consisting of the Fund’s dividend income, and net realized and unrealized gains on investments, after accounting for Fund expenses. All distributions will be paid to Shareholders and automatically reinvested pursuant to the Fund’s Dividend Reinvestment Plan (“DRP”) unless a Shareholder has elected not to participate in the DRP. An election by a Shareholder not to participate in the DRP, and to receive all income distributions and/or capital gain distributions, if any, directly rather than having such distribution reinvested in the Fund, must be made by indicating such election in the Shareholder’s subscription agreement or by notice to a Shareholder’s intermediary (who should be directed to provide notice to the Fund), if applicable, or the Fund’s administrator.

Distributions to Shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(f) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates and the differences could be material.

(g) Fund Expenses

The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings, if any; and (3) all costs and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

Note 3 – Investment Advisory and Other Agreements

Pursuant to the advisory agreement between the Fund and the Adviser, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 0.75% of the aggregate net asset value of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares). Prior to July 1, 2019, the Fund paid the Advisor each month a Management Fee equal to one-twelfth of 1.00% of the aggregate net asset value of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares).

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

The Fund has entered into an expense limitation agreement that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.00% through June 30, 2020 (the “Expense Limitation Agreement”) and which may or may not be renewed annually thereafter. Class I Shares have no class-specific expenses. Shareholders holding Class A Shares will pay (in addition to up to 2.00% annually of the Fund’s average net assets attributable to each share class in ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the Investor Distribution and Servicing Fee), for a total of up to 2.75%. Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Investor Distribution and Servicing Fee charged to Class A Shareholders. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Management Fee and the Fund’s start-up, offering and organizational expenses. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shareholders) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of September 30, 2019, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of September 30, 2019, there were no expenses reimbursable by the Adviser.

Effective July 1, 2019, under the terms of the wholesaling and placement agent agreement between the Fund and UMB Distribution Services, LLC (the “Placement Agent”) (the “Wholesaling and Placement Agent Agreement”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders purchasing Shares that are their customers (“Investor Service Providers”). These services include, but are not limited to, handling Shareholder inquiries regarding the Fund (e.g. responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Shareholders and the Fund; assisting in the establishment and maintenance of Shareholder accounts with the Fund; assisting in the maintenance of Fund records containing Shareholder information; and providing such other information and Shareholder liaison services as the Fund or the Placement Agent may reasonably request.

Under the Wholesaling and Placement Agent Agreement, the Fund will pay a quarterly fee out of Class A Share net assets at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid quarterly (the “Investor Distribution and Servicing Fee”). The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Investor Service Providers and for the Placement Agent’s ongoing investor servicing. The Placement Agent may pay all or a portion of the Investor Distribution and Servicing Fee it receives to other Investor Service Providers, acting as sub-placement agents, which may include affiliates of the Adviser. Each Investor Service Provider is paid based on the aggregate net asset value of outstanding Class A Shares held by Shareholders that receive services from such Investor Service Provider that have been outstanding for more than twelve (12) months. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.

Class I Shares are not subject to the Investor Distribution and Servicing Fee.

Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Shareholder (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Shareholder’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Shareholder’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Shareholder’s “Immediate Family Members” (as defined in the Fund’s subscription agreement). The Shareholder must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Shareholder and, subject to certain exceptions and waivers listed in the Fund’s Private Placement Memorandum, is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended September 30, 2019, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Shareholders upon subscription into the Fund were $4,725.

In addition, the Placement Agent (or one of its affiliates) may, from its own resources, make payments to brokers, dealers and Investor Service Providers for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services with respect to Shares.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. Prior to July 1, 2019 BNY Mellon Investment Servicing (U.S.) Inc. served in these roles.

Certain trustees and officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the year ended September 30, 2019, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Effective July 1, 2019, Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2019, are reported on the Statement of Operations. Prior to July 1, 2019, an employee of Wells Fargo Investment Institute, Inc. served as CCO and did not receive separate compensation from the Fund for that role.

Note 4 – Federal Income Taxes

At September 30, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$226,471,684
Gross unrealized appreciation	$4,215,244
Gross unrealized depreciation	(5,158,256)
Net unrealized depreciation on investments	$(943,012)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2019, permanent differences in book and tax accounting primarily from investments in passive foreign investment companies, have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(3,204,100)	$3,204,100

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 4 – Federal Income Taxes (continued)

As of September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,535,932
Undistributed long-term gains	—
Accumulated capital and other losses	(26,654,750)
Dividends payable	(1,709,204)
Unrealized depreciation on investments	(943,012)
Total accumulated deficit	$(21,771,034)

As of September 30, 2019, the Fund has a net long-term non-expiring capital loss carryover of $26,495,387. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended September 30, 2019, the Fund utilized $1,687,789 of it’s capital loss carryover.

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

Distribution paid from:	2019	2018
Ordinary income	$8,618,173	$12,754,247
Net long-term capital gains	—	—
Total taxable distributions	$8,618,173	$12,754,247

Note 5 – Investment Transactions

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term investments, were $65,198,008 and $126,735,404, respectively.

Note 6 – Investments in Investment Funds

The Adviser monitors the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Managers.

Complete information about the underlying investments held by certain of the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of September 30, 2019.

The following table summarizes the Fund’s investments in the Investment Funds during the year ended September 30, 2019, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the Investment Manager of the Investment Fund a management fee. The fee rate varies and ranges from 0.15% to 2.00% per annum of the net asset value of that Investment Fund. Additionally, the Investment Manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 10% to 20% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund’s Total Investments In Investment Funds Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
Beach Point Dynamic Income Offshore Fund, Ltd.	15.7%	$28,546,370	$(554,774)	$2,718,802	Monthly	Cayman Islands
GMO Emerging Country Debt Fund	14.9	27,079,854	444,831	(113,827)	Daily	United States

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 6 – Investments in Investment Funds (continued)

Investments in Investment Funds	% of Fund’s Total Investments In Investment Funds Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
ArrowMark Income Opportunity Fund QP, Ltd.	10.5	$19,071,561	$(142,543)	$(766,119)	Quarterly	Cayman Islands
Shenkman Opportunistic Credit Fund, Ltd.	8.7	15,824,503	441,244	—	Quarterly	Cayman Islands
Lazard Global Listed Infrastructure Portfolio	8.1	14,784,760	(222,221)	202,662	Daily	United States
First Trust North American Energy Infrastructure Fund	6.8	12,289,930	1,033,325	—	Daily	United States
Aeolus Property Catastrophe Keystone PF Fund L.P.	6.7	12,162,419	(1,230,544)	(876,612)	Semi-Annually	Bermuda
Melody Special Situations Offshore Credit Fund L.P.	6.6	12,087,955	(617,881)	240,899	In Liquidation	Cayman Islands
Harbor High-Yield Bond Fund	6.3	11,484,526	(46,469)	51,867	Daily	United States
MAM Corporate Loan Feeder Fund	5.6	10,073,612	9,735	67,010	Monthly	Ireland
Hudson Bay International Fund Ltd.	5.5	10,064,928	64,928	—	Quarterly	Cayman Islands
Good Hill Overseas Fund Ltd	4.6	8,399,761	(3,267,679)	3,664,590	Quarterly	Cayman Islands
iShares Preferred and Income Securities ETF**	—	—	92,245	(428,684)	Daily	United States
Vanguard Global ex-U.S. Real Estate Index Fund	—	—	(497,961)	1,044,640	Daily	United States
Total Investments in Investment Funds	100.0%	$181,870,179	$4,493,764	$5,805,228

*

Subject to the terms of the offering memorandums of the Investment Funds. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods for the Private Investment Funds range from 14 to 90 days.

**	Investment Fund formerly known as iShares US Preferred Stock ETF

While redemptions are permitted per the terms of the offering memorandums of the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of such Investment Fund. Moreover, certain Private Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Private Investment Funds. No such amendments were put in place during the year ended September 30, 2019. The Fund had no unfunded capital commitments as of September 30, 2019.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of September 30, 2019:

Equity strategies generally include investments in publicly-traded equity securities, but may also include long/short funds, mutual funds and exchange-traded funds.

Fixed Income strategies generally include investments in secured leveraged loans, high yield bonds, distressed debt, and global debt. Distressed debt strategies may include restricted securities and securities that may not be registered and for which a market may not be readily available.

Reinsurance strategies generally include investments in various insurance-based investment instruments, including insurance-linked securities and other financial instruments, the returns of which are tied primarily to insurance risk.

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 7 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2019 is as follows:

Description	Total Fair Value at 9/30/2019	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Assets
Exchange Traded Funds
Equity	$12,289,930	$12,289,930	$—	$—	$—
Mutual Funds
Equity	14,784,760	14,784,760	—	—	—
Fixed Income	38,564,380	38,564,380	—	—	—
Investments in Securities
Common Stocks	24,776,023	24,776,023	—	—	—
Private Investment Funds (1)	116,231,109	—	—	—	116,231,109
Money Market Funds	18,882,470	18,882,470
Total Investments	$225,528,672	$109,297,563	$—	$—	$116,231,109
Other Financial Instruments (2)
Futures Contracts	176,300	176,300	—	—	—
Total Assets	$225,704,972	$109,473,863	$—	$—	$116,231,109

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 7 – Fair Value Measurements and Disclosure (continued)

Description	Total Fair Value at 9/30/2019	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value
Liabilities
Other Financial Instruments (2)
Futures Contracts	$142,405	$142,405	$—	$—	$—
Total Liabilities	$142,405	$142,405	$—	$—	$—

(1)	Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities.

(2)	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.

Note 8 – Derivatives and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts during the year ended September 30, 2019.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2019 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Futures Contracts	Unrealized appreciation on open futures contracts	$176,300	Unrealized depreciation on open futures contracts	$142,405
Total		$176,300		$142,405

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2019 are as follows:

Net Realized Gain on Futures Contracts	$245,502

Net Change in Unrealized Appreciation on Futures Contracts	$33,895

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of September 30, 2019 are as follows:

Derivative	Quarterly Average	Notional Amount
Futures Contracts - Purchased	Average Notional Value	$601,790
Futures Contracts - Written	Average Notional Value	(603,834)

Agility Multi-Asset Income Fund

Notes to Financial Statements
September 30, 2019 (continued)

Note 9 – Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

Because the Fund is a closed-end fund, and Shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, in order to provide a limited degree of liquidity to Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from Shareholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first.

For the year ended September 30, 2019, transactions in the Fund’s Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Shares Repurchased (in Shares)	Shares Repurchased
Class A	538	$519,559	468	$434,042	(6,677)	(6,346,861)
Class I	4,396	4,358,941	2,073	1,997,952	(79,522)	(79,117,558)
	4,934	$4,878,500	2,541	$2,431,994	(86,199)	$(85,464,419)

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Agility Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Agility Multi-Asset Income Fund (the "Fund") as of September 30, 2019, and the related statements of operations, cash flows, and changes in net assets for the year then ended, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations, cash flows, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial statements and financial highlights for the years ended September 30, 2018, and prior, were audited by other auditors whose report dated November 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and underlying fund managers, or by other appropriate auditing procedures were replies from underlying fund managers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund's auditor since 2019.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 25, 2019

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited)

Tax Information

For the year ended September 30, 2019, 38.13% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended September 30, 2019, 34.73% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Board Consideration of the Investment Management Agreement

At an in-person meeting held on February 28, 2019 (the “Meeting”), the Board of Trustees of the Fund (the “Board”), including the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, “the Independent Trustees”), approved a new investment advisory agreement between the Fund and Perella Weinberg Partners Capital Management LP (“Perella”).

In making its determination to approve the New Advisory Agreement and to recommend its approval by Shareholders of the Fund, the Board considered all information it deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and the ability of Perella to provide services to the Fund of an equivalent scope and quality as are now provided. The Independent Trustees of the Fund reviewed materials furnished by Perella, including information regarding Perella, its affiliates and personnel, operations and financial condition. Prior to the in-person meeting on February 28, 2019, the Board met and discussed the New Advisory Agreement at a telephone meeting on February 15, 2019.

At the in-person meeting, the Board met with representatives of Perella and discussed various matters relating to the operations of the Fund and Perella and Perella’s plans with respect to the management and offering of alternative investment products, including the Fund. Representatives of Perella addressed questions regarding the experience and qualifications of Perella and its ability to provide the full range of services required for the operations of the Fund and the Perella representatives assured the Board that Perella does not anticipate that there will be any reduction or adverse change in the scope, nature or quality of the investment advisory or other services provided to the Fund. These representatives described the plan designed to provide for the continuity of the investment advisory services under the New Advisory Agreement. They stated that no departures of personnel of Perella material to the operations of the Fund are anticipated. Perella representatives also advised the Board that Perella will continue to provide investment advice with no material changes in operating conditions.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Trustees) unanimously approved the New Advisory Agreement. In connection with the Board’s review, the Independent Trustees of the Fund met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the New Advisory Agreement. The Board determined in approving the New Advisory Agreement that the New Advisory Agreement will enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate. No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision to approve the New Advisory Agreement.

In connection with their deliberations, the Independent Trustees of the Fund, with the assistance of legal counsel, requested, received and reviewed information regarding the New Advisory Agreement and relevant materials furnished by Perella and Wells Fargo Investment Institute, Inc. (“WFII”). These materials included information regarding Perella and its management, history, qualifications, personnel, operations and financial condition and other pertinent information. In addition, the representations made by representatives of Perella were considered.

In considering the New Advisory Agreement, the Board considered the nature, extent and quality of operations and services provided by Perella to the Fund under the subadvisory agreement. It also considered the fact that the current advisory agreement and the New Advisory Agreement, including the terms relating to the services to be performed by Perella, were substantially similar in all material respects except for the replacement of the investment adviser, the date of its effectiveness, the termination notice period and revised notice provisions. Additionally, the Board considered the reduction of the advisory fee under the terms of the New Advisory Agreement and its impact on shareholders. The Board considered that, because Perella served as sub-adviser of the Fund, the retention of Perella as investment adviser of the Fund would have minimal impact on the day-to-day management of the Fund. The Board also considered Perella’s capability to manage a fund registered under the 1940 Act, including the adequacy of Perella’s compliance program and resources.

With respect to the fees payable under the New Advisory Agreement, the Board compared the fees and overall expense levels of the Fund to those of similar funds and other funds with similar investment objectives, including other funds advised by Perella and its affiliates. In evaluating the advisory fee, the Board also took into account the complexity and quality of

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited) (continued)

the investment management services required by the Fund. The Board also considered the investment performance of the Fund, including comparisons of the Fund’s performance to that of other similar funds, and the anticipated costs of services to be provided and an estimate of the profits likely to be realized by Perella from its relationship with the Fund. The Board considered the extent to which economies of scale in costs of providing services would be realized as the Fund grows and whether the fees payable to Perella pursuant to the New Advisory Agreement properly reflected these economies of scale for the benefit of shareholders. The potential benefits to Perella of its relationship with the Fund were also considered. The Board viewed as significant the fact that the key personnel of Perella who provided investment advisory services to the Fund would continue to provide services to the Fund, and the commitment of Perella to provide the personnel and utilize such resources as may be needed to provide services to the Fund. In addition to the foregoing, the Board considered the financial condition and resources of Perella.

Possible alternatives to the approval of the New Advisory Agreement were also considered by the Board. During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Fund and shareholders of the replacement of WFII as the investment adviser. The Board determined that Perella had the requisite expertise, personnel and resources to enable it to provide high quality services to the Fund.

After consideration, the Board noted its overall satisfaction with the nature, quality and extent of services provided by Perella as sub-adviser and concluded that the Fund would receive satisfactory services under the New Advisory Agreement from Perella. The Board also determined that the fees and expense ratio of the Fund were within the range of the fees and expense ratios of similar funds. It also concluded that the profitability to Perella from its relationship with the Fund would not be so disproportionately large that it would bear no reasonable relationship to the services rendered.

The Board of Trustees of the Fund

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Trustees of the Board (“Trustees”) are not required to hold Shares of the Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”), is indicated by an asterisk. The business address of each person listed below is c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited) (continued)

Trustees

Name and Age(1)	Positions(s) with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David G. Lee Year of Birth: 1952	Chairman and Trustee	Since 2019	President and Director, Client Opinions, Inc. (2003 – 2011); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	8	None
Robert Seyferth Year of Birth: 1952	Trustee	Since 2019	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	8	None
Gary E. Shugrue Year of Birth: 1954	Trustee	Since 2019	Managing Director, Veritable LP (2016 – Present); Founder/President, Ascendant Capital Partners, LP (2001 – 2015).	8	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios) (registered investment company).

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited) (continued)

Trustees (continued)

Name and Age(1)	Positions(s) with the Fund	Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Terrance P. Gallagher* Year of Birth: 1958	Trustee	Sine 2019	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	8	None

*	Indicates an Interested Trustee

(1)	As of July 1, 2019.

(2)

Each Trustee serves until death, retirement, resignation or removal from the Board. Any Trustee may be removed, with or without cause, at any meeting of the Shareholders by a vote of Shareholders owning at least two-thirds of the total outstanding Shares.

(3)

The term “Fund Complex” refers to the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, The Relative Value Fund, Vivaldi Opportunities Fund, Variant Alternative Income Fund, Cliffwater Corporate Lending Fund and Corbin Multi-Strategy Fund, LLC.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited) (continued)

Principal Officers

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Kent E. Muckel Year of Birth: 1968	President	Since 2019

Deputy CIO of Agility (2016-Present); Partner and Portfolio Manager (January 2010-Present); Chief Investment Officer, Baylor University (May 2009 – December 2009); Senior Portfolio Manager, University of Colorado Foundation (October 2007-April 2009); Senior Director of Public Markets, Qwest Asset Management (June 1998-October 2007).

Philip W. Alfonsin Year of Birth: 1980	Treasurer	Since 2019

Managing Director and Controller of Agility (March 2010-Present); Fund Accountant and Operations Analyst, Starwood Property Trust, Inc. (September 2009 – February 2010); Assistant Controller in Fund Accounting and Operations Analyst, Sandelman Partners, LP (November 2007 to April 2009); Senior Associate, Ernst & Young, LLP (September 2003 – November 2007).

Ann Maurer Year of Birth: 1972	Secretary	Since 2019

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 –2017), Assistant Vice President, Client Relations Manager (2002 –2013); UMB Fund Services, Inc.

Perpetua Seidenberg Year of Birth: 1990	Chief Compliance Officer	Since 2019	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from 2014 – Present; Auditor, PricewaterhouseCoopers 2012 –2014).

(1)	As of July 1, 2019.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited) (continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1 (888) 449-4909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 1 (888) 449-4909 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its report on Form N-Q’s successor form, Form N-PORT). The Fund’s Forms N-Q and N-PORT are available on the SEC website at www.sec.gov or by calling the Fund at 1 (888) 449-4909.

Change in Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm for the Fund effective July 18, 2019. During the Fund’s two most recent fiscal years ended September 30, 2017 and 2018, KPMG’s reports on the Fund’s financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s two most recent fiscal years ended September 30, 2017 and 2018 and the interim period from September 30, 2018 to July 18, 2019, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund’s two most recent fiscal years and the subsequent interim period from September 30, 2018 to July 18, 2019, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

On September 16, 2019, the Fund, by actions of its Audit Committee and Board of Trustees, including a majority of the Independent Trustees, selected Cohen & Company Ltd. (“Cohen”) as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ended September 30, 2019. During the Fund’s two most recent fiscal years ended September 30, 2017 and 2018 and the subsequent interim period from September 30, 2018 to September 16, 2019, neither the Fund nor anyone on its behalf consulted Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Agility Multi-Asset Income Fund

Supplemental Information
September 30, 2019 (Unaudited) (continued)

Shareholder Meeting Results

As discussed in the Definitive Information Statement filed with the SEC on March 21, 2019, all investors of the Fund had the right to vote their shares at a special meeting (the “Special Meeting”) in connection with the proposed (1) approval of the New Advisory Agreement and (2) election of trustees. The Special Meeting was held at 2 p.m. Eastern Time at 401 South Tryon Street, 2nd Floor, Wilmore Conference Room, Charlotte, NC 28202 on April 30, 2019. The results of the voting at the Special Meeting were as provided below. Percentage information relates to the votes recorded as a percentage of the outstanding shares on the record date for the Special Meeting.

1. Approval of the New Investment Advisory Agreement

Votes For Number	Votes For Percentage	Votes Against Number	Votes Against Percentage	Abstained Number	Abstained Percentage
216,483.70	78%	—	0%	61,059.51	22%

2. Election of Trustees

	Votes For	Votes Against	Votes Withheld
Terrance Gallagher	216,483.70	—	61,059.51
David G. Lee	216,483.70	—	61,059.51
Gary E. Shugrue	216,483.70	—	61,059.51
Robert Seyferth	216,483.70	—	61,059.51

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UMB Distribution Services, LLC, Distributor

P.O. Box 2175
Milwaukee, WI 53201-1811
1 (888) 449-4909

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $129,405 for 2018 and $32,000 for 2019.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2018 and $4,500 for 2019.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,600 for 2018 and $0 for 2019.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

APPENDIX XI: PROXY VOTING POLICY

Each of Perella Weinberg Partners Capital Management LP’s (the “Firm”) Clients is managed in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”). An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. As an investment adviser that exercises voting authority over Client proxies, the Firm has adopted policies and procedures reasonably designed to ensure that the Firm votes proxies in the best interests of Clients, to disclose to Clients information about those policies and procedures, to disclose to Clients how they may obtain information on how the Firm has voted their proxies, and to maintain certain records relating to proxy voting. 1

Types of Client Accounts

The Firm’s Clients each employ different investment strategies. The manner in which the Firm votes or does not vote proxies depends, of course, in part upon the Client’s particular investment strategy.

Proxies relating to any Client accounts will be voted, if applicable, consistent with the investment and/or proxy voting parameters provided by the Client.

Proxy Voting Guidelines

The Firm may engage a third party proxy voting service (the “Proxy Voting Service”) to vote proxies on behalf of Clients in accordance with proxy voting principles and guidelines established by the Firm which may include adoption of the proxy voting policies of such proxy voting service. The Firm will generally follow one or more of the below guidelines when voting (or not voting) proxies:

A.	If a Proxy Voting Service is engaged, unless the relevant portfolio manager’s standing instructions are to vote with relevant issuer’s management, directors, general partners, managing members or trustees (collectively, the “Management”), vote with the advice of a Proxy Voting Service whose recommendations are intended to be in the best economic interest of investors.

1 SEC Release No. IA-2106 (February 3, 2003).

B.	If a Proxy Voting Service is not engaged or if the relevant portfolio manager’s standing instructions are to vote with relevant issuer’s Management, vote with the recommendation of the relevant issuer’s Management.

C.	Assessment of a scenario whereby a Proxy Voting Service’s recommendation (if engaged) is not the same as Management. Voting will ultimately occur based upon an evaluation by the portfolio manager of all of the facts and circumstances relating to the proposal and in a manner believed to maximize the value of the Client’s holdings.

Proxy Voting Procedures

The Firm’s portfolio managers generally rely on one or more of the above guidelines. In accordance with Rule 206(4)-6 under the Advisers Act, the Firm seeks to vote proxies on behalf of Clients in a diligent manner and solely in the best interest of our Clients in instances where the Firm has discretionary authority to vote proxies.

Unless the Firm has voted a proxy in accordance with clauses (A) or (B) above, the CCO will review the proxy for any material conflicts of interest the proxy vote may present. This process includes a review of the relationship of the Firm and its affiliates with the issuer of the relevant security to determine if the issuer is a client of the Firm or one of its affiliates or if the Firm (including its officers and/or directors) has some other relationship with the issuer. Specifically, the CCO will determine whether any employees of the Firm, or its affiliates, sit on the board of the issuer, whether the Firm or any of its affiliates have an investment in the issuer, or whether the Firm’s general partner’s investment banking affiliate has any investment banking relationship with the issuer. In the event a material conflict is identified, the CCO will conduct such due diligence and inquiry as is necessary to ensure that the vote has been made consistent with the objective to maximize shareholder value. The CCO will conduct the inquiry in such as a way as not to disclose material non-public information he may have to the Firm’s portfolio managers. In the event the CCO cannot be certain the vote was taken in the investor’s best interests, he shall direct that the specific ballot item(s) not be cast.

In all cases, the CCO shall keep (or rely on a Proxy Voting Service to keep) accessible records of proxy voting on behalf of Clients.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of Perella Weinberg Partners Capital Management, LP (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of the Agility Multi-Asset Income Fund (the “Adviser Managers”) as of December 5, 2019:

Chris Bittman. Chris Bittman is a Partner at Perella Weinberg Partners (“PWP”) and CEO and CIO of Agility. Prior to joining PWP, Chris was the Chief Investment Officer of the University of Colorado Foundation. Under his leadership, the Foundation was named Large Foundation of the Year in 2007 by Institutional Investor’s Foundation & Endowment Money Management magazine based on “superior investment performance, innovation and notable asset allocation moves.” Before being named the first CIO of the Foundation in 2004, he was the President and CEO of Jurika & Voyles, a California-based investment firm, where he was responsible for the management of over $5 billion for a broad variety of Fortune 500 corporations, public funds, foundations, endowments and families. He began his career on Wall Street as the Western Regional Manager for Merrill Lynch’s Business Financial Services Group and was the youngest Regional Manager in the group’s history. Chris graduated from the University of Colorado in 1985 and served the institution as a volunteer for nearly 20 years in various capacities – as President of its Alumni Association, as Trustee and Director of its Foundation, and as Chair of the Foundation’s Investment Committee. He is a guest lecturer on investment management at the University’s Leeds School of Business and a former member of the University’s Intercollegiate Athletics Task Force. He has served as Chair of the Board of Directors for Colorado Public Television; Investment Committee member of the Colorado Health Foundation; board member of the University of Colorado Technology Transfer Office; Trustee of Colorado Academy, a private, coeducational college preparatory school in Denver; and the National President of the Sigma Phi Epsilon Fraternity. Under Chris’ management, Agility has received a number of awards including Institutional Investor’s OCIO of the Year Award in 2013, 2014, 2015 and 2017.

Kent Muckel, CFA. Kent Muckel is a Partner at PWP and Deputy CIO of Agility. He also leads Agility’s Public Markets Team and is a voting member of the Agility Investment Committee. Prior to joining PWP, Kent was the Chief Investment Officer for Baylor University, where he was charged with overseeing the day-to-day investment practices and operations of Baylor’s endowment. Before joining Baylor, Kent was Senior Portfolio Manager with the University of Colorado Foundation, where he was jointly responsible for the evaluation, recommendation, and monitoring of the Foundation’s $1 billion in assets. Previously, Kent was Vice President and Senior Director for Public Markets at Qwest Asset Management Company, where he was responsible for managing over $10 billion in public market and liquid alternative investments for the company’s defined benefit assets. Prior to Qwest, he held various positions as a fixed income portfolio manager and investment specialist. Kent earned a B.S. in Finance with honors from the University of Colorado and an M.B.A. from the Daniels School of Business at the University of Denver. He is a CFA® charterholder. Kent is an investment committee member for the healthcare foundation Colorado Trust, and is an active supporter of several other cancer and healthcare-focused philanthropies.

Darren Myers, CFA. Darren Myers is a Partner at PWP and Director of Research for Agility. He also leads Agility’s Absolute Return Team and is a voting member of the Agility Investment Committee. Prior to joining PWP, he served as a Senior Research Analyst at Tejas Securities Group, Inc., where he provided investment recommendations on special situation and distressed debt opportunities. Darren was previously a Senior Analyst at UTIMCO, focused on hedge fund investments for the $3 billion Marketable Alternative Investments portfolio. He also worked at Perry Capital, LLC, a multi-billion dollar private investment management firm. Darren holds a BA in the Plan II Honors Program and an MBA, both from the University of Texas at Austin. Darren is a CFA® charterholder. He is an active endurance athlete, completing the Atacama Crossing, a 150-mile ultramarathon in the Chilean desert, and an Ironman triathlon.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Adviser Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2019:

Other Accounts Managed Table

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager or Team Member	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Christopher Bittman	0	-	0	-	2	3,016,144,932
Kent Muckel	2	495,989,761	4	2,123,229,259	5	2,706,854,929
Darren Myers	2	495,989,761	1	537,985,492	5	379,846,864

*	Not including the Fund.

**	Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the Adviser and the Subadviser (Messrs. Bittman, Myers and Muckel only) that may pay a performance-based fee:

Performance-Based Fee Accounts Information (9/30/19 AUM)

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	0	2	3,133,877,567	14	4,245,734,887

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Adviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser may vary among these accounts, and the Adviser Managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Adviser Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Adviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will seek not to favor certain accounts over others, whether advised by it or an affiliate. The Adviser also will seek not to favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Adviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Adviser will review its respective activity to confirm that the Adviser is not unfairly favoring any accounts over time. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Adviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers

Compensation for the Adviser Managers is generally a combination of a fixed salary and a discretionary bonus. The bonus paid to the Adviser Managers for any period may be tied, in part, to the revenues generated by the Fund or, in the aggregate, by the Fund and any other fund(s) or account(s) managed by the Adviser during the applicable period, as well as a variety of other factors including, but not limited to, the Adviser Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of Perella Weinberg Partners and its affiliates. The Adviser Managers may also participate in other forms of compensation provided by Perella Weinberg Partners and its affiliates, including, but not limited to, a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan. Additionally, as Partners of Perella Weinberg Partners and its affiliates, the Adviser Managers may be given an equity interest in the ultimate parent company of the Adviser and/or related entities.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Chris Bittman	None
Kent Muckel	$50,001 to $100,000
Darren Myers	$50,001 to $100,000

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Change in the registrant’s independent public accountant – Filed as an attachment to this filing.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Agility Multi-Asset Income Fund

By (Signature and Title)	/s/ Kent Muckel
Kent Muckel, President
(Principal Executive Officer)

Date	December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kent Muckel
Kent Muckel, President
(Principal Executive Officer)

Date	December 5, 2019

By (Signature and Title)	/s/ Philip Alfonsin
Philip Alfonsin, Treasurer
(Principal Financial Officer)

Date	December 5, 2019

Print the name and title of each signing officer under his or her signature.